Nature of Operations	12 Months Ended
Dec. 31, 2025
Nature of Operations
Nature of Operations
1.	Nature of Operations

Skeena Resources Limited (“Skeena” or the “Company”) is incorporated under the laws of the province of British Columbia, Canada. The Company is a mining company in the development stage focusing on the construction and development of the Eskay Creek project (“Eskay” or “Eskay Project”) in British Columbia. The Company’s corporate office is located at 2600 – 1133 Melville Street, Vancouver, British Columbia, V6E 4E5. The Company’s stock trades on the Toronto Stock Exchange (“TSX”) and New York Stock Exchange under the ticker symbol “SKE”, and on the German stock exchanges under the ticker symbol “RXF”.

On June 24, 2024, the Company entered into binding agreements with Orion Resource Partners (“Orion”) with respect to a Project Financing Package for the development and construction of the Eskay Project. The Project Financing Package is comprised of private placements, a Gold Stream, and a Senior Secured Term Loan facility (Note 11).

As long as the Company meets the conditions precedent to the Senior Secured Term Loan, the Company anticipates that proceeds from the Project Financing Package will be sufficient to fund its capital requirements up to the commencement of commercial production at Eskay, which Management currently expects will be in 2027. Should the Company not be able to draw from this facility, or in the event this facility is insufficient to complete construction and commissioning of the mine, the Company will need to secure additional financing. In the longer term, the Company’s ability to continue as going concern is dependent upon successful execution of its business plan, including bringing the Eskay Project to profitable operation.